UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2007 (October 25, 2007)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

2506 Lakeland Drive, Suite 100
Flowood, MS  39232
(Address of principal executive offices) (Zip Code)

601-983-3800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Reamended and Restated Bylaws of the Registrant

In accordance with a board resolution dated October 25, 2007 (the "Board Resolution"), the Board of Directors of Xfone, Inc. (the “Registrant”) approved and adopted the Reamended and Restated Bylaws of the Registrant, which are attached hereto as Exhibit 3.10 to this Current Report on Form 8-K and incorporated herein by reference (the “October 25, 2007 Bylaws”). In accordance with the Board Resolution, the October 25, 2007 Bylaws have been executed by the Secretary of the Registrant on October 25, 2007.

The following information presented in this Item 5.03 includes a description of the material amendments to the Reamended and Restated Bylaws of the Registrant as were in effect as of February 5, 2007.  This description does not purport to be complete and is qualified in its entirety by reference to the full text of the October 25, 2007 Bylaws.

The following provisions of the Bylaws have been amended or adopted:

(i)
Articles 2.1 and 2.2 were amended to provide for written notice of not less than ten (10), nor more than sixty (60) days for annual and special meetings of stockholders (prior to the October 25, 2007 Bylaws, Articles 2.1 and 2.2 provided for written notice of not less than ten (10) nor more than fifty (50) days for annual and special meetings of stockholders);

(ii)
Articles 2.2, was amended to exclude election of directors as an eligible purpose for a special meeting (prior to the October 25, 2007 Bylaws, Article 3.1 provided that directors shall be elected at any meeting of shareholders);

(iii)	Article 2.4 was amended to clarify that the quorum threshold applies to any adjourned meeting as well;

(iv)
Article 2.5 was amended to provide for a record date for all meetings of shareholders of not less than ten (10) nor more than sixty (60) days before the date of the meeting (prior to the October 25, 2007 Bylaws, Article 2.5 provided for a record date as fixed by the Board of Directors or as provided by Statute);

(v)
Article 3.1 was amended to provide for (a) the authorized number of directors on the Board of Directors to be not less than two (2) nor more than eight (8) under new Article 3.1.1 (prior to the October 25, 2007 Bylaws, Article 3.1 provided that the Board of Directors shall consist of two or more in number); (b) classification under new Article 3.1.2 of the Registrant’s Board of Directors into three classes known as Class A, Class B and Class C, where the Class A directors first elected at the annual meeting of the Registrant’s stockholders in 2007 will hold office until the first annual meeting following their election (i.e., 2008), Class B directors first elected at the annual meeting of the Registrant’s stockholders in 2007 will hold office until the second annual meeting following their election (i.e., 2009), and Class C directors first elected at the annual meeting of the Registrant’s stockholders in 2007 will hold office until the third annual meeting following their election (i.e., 2010), and that directors in each class will serve for terms of three (3) years thereafter; and (c) new Article 3.1.3 to provide that directors are elected at the annual meeting of shareholders by a plurality of votes and that a separate vote for the election of directors will be held at each annual meeting for each class of directors having nominees for election at such annual meeting;

(vi)
Article 3.3 was amended to provide that special meetings of the Board of Directors may be held upon not less than twenty-four (24) hours notice, and may be held at the Registrant’s Principal Executive Offices or at any other location where it or its subsidiaries do business (prior to the October 25, 2007 Bylaws, Article 3.3 provided that special meetings may be held upon not less than three (3) days notice, and may be held at the Registrant’s Principal Executive Offices located in the State of Mississippi);

(vii)	Article 3.4 was amended to conform the language to the applicable provision of the Nevada Revised Statutes with respect to action by the Board of Directors or a committee thereof without a meeting;

(viii)
new Article 3.7 was adopted relating to resignation of directors, to provide that a director may resign at any time by delivering his resignation to the Chairman of the Board of Directors, such resignation to specify whether it will be effective at a particular time, upon receipt or at the pleasure of the Board of Directors (if no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors), and that when one or more directors resigns from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified;

(ix)
new Article 3.8 was adopted relating to removal of directors, to provide that any director may be removed by the affirmative vote of not less than eighty percent (80%) of the outstanding shares of the Registrant then entitled to vote, with or without cause, at any time, at a special or an annual meeting of shareholders, or by a written consent (prior to the October 25, 2007 Bylaws, removal of directors was addressed in Article 3.1 which provided that each director shall be removed by the shareholders at any meeting);

(x)
Article 5.1 was amended to provide that one officer may hold two or more offices at the same time (prior to the October 25, 2007 Bylaws, Article 5.1 provided that one officer may hold three or more offices at the same time);

(xi)
Article 5.4 was amended to provide that the Treasurer shall be the Registrant’s Chief Financial Officer and Principal Accounting Officer (prior to the October 25, 2007 Bylaws, Article 5.4 provided that the Treasurer shall be the Chief Financial Officer of the Registrant); and

(xii)
Article 6.2 was amended to require a vote of not less than eighty percent (80%) of the Board of Directors to alter, amend or repeal Articles 2.4, 3.1, 3.5, 3.8 and 6.2 (prior to the October 25, 2007 Bylaws, Article 6.2 provided only that the Bylaws may be altered, amended or repealed by the Board).

Item 8.01              Other Events.

In accordance with another board resolution dated October 25, 2007, the Registrant’s Board of Directors appointed the following directors to the class of directors set forth below pursuant to Article 3.1 of the October 25, 2007 Bylaws, to hold such offices until the 2007 Annual Meeting of the Shareholders of the Registrant, at which time they will stand for re-election by the Registrant’s shareholders, to hold such offices until the expiration of their respective terms of office in 2008 (with respect to Class A directors), 2009 (with respect to Class B directors) and 2010 (with respect to Class C directors), and until their respective successors have been duly elected and qualified or until their earlier resignation, removal or death:

Class A	Class B	Class C
Abraham Keinan	Eyal Josef Harish	Morris Mansour
Guy Nissenson	Aviu Ben-Horrin	Israel Singer
Shemer Shimon Schwarz	Itzhak Almog

Item 9.01                      Financial Statements and Exhibits

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           Exhibits

Exhibit No.	Description
3.10	Reamended and Restated Bylaws of the Registrant dated October 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2007	Xfone, Inc.
	By:	/s/ Guy Nissenson
Guy Nissenson President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description
3.10	Reamended and Restated Bylaws of the Registrant dated October 25, 2007.